Exhibit 10.1


                               INDEMNITY AGREEMENT

      THIS INDEMNITY AGREEMENT is entered into this 22nd day of November, 2004 by and between Precision Concrete Cutting, Inc., a Utah corporation ("PCC"), and Datigen.com, Inc., a Utah corporation ("DTG").

                                    RECITALS

      WHEREAS, PCC is now a wholly owned subsidiary of DTG and DTG proposes to distribute all of the issued and outstanding capital stock of PCC pro rata to its holds of common stock, which it believes will benefit such stockholders; and

      WHEREAS, DTG will make the distribution of capital stock of PCC only if PCC agrees to indemnify DTG against all loss, cost, or damage arising from the past or future ownership or operation of operating assets held by PCC;


      NOW, THEREFORE, in consideration of the foregoing recitals and the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

      1.  INDEMNIFICATION.  PCC  agrees  to  indemnify  and hold  DTG  harmless, together with its affiliates and their respective officers, directors, employees, agents and controlling persons (each an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with the ownership or operation of any of the assets or business of PCC prior to or subsequent to the date hereof, including but not limited to (a) the obligations arising from any liability assumed from DTG or related to the former business of DTG, and (b) governmental assessments, taxes or claims arising in connection with the former business of DTG now conducted by PCC. This indemnity obligation extends to any claim, litigation, investigation, or proceedings relating to the foregoing ("Proceedings") regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse such Indemnified Persons for any legal or other expenses as they are incurred in connection with investigating or defending any of the foregoing.

      2. INDEMNIFICATION PROCEDURES. Promptly after receipt by an Indemnified Person of notice of commencement of any Proceedings, such Indemnified Person will, if a claim for indemnity in respect thereof is to be made against PCC, notify PCC in writing of the commencement thereof; provided that the omission so to notify PCC will not relieve it from any liability which it may have hereunder except to the extent it has been materially prejudiced by such failure. In case any such Proceedings are brought against any Indemnified Person and it notifies PCC of the commencement thereof, PCC will be entitled to participate therein.

      3. REPRESENTATIONS AND WARRANTIES OF PCC. PCC makes the representations and warranties to DTG contained in this Section 3 as of the date of this Agreement with the intent that DTG rely on such representations and warranties in entering into this Agreement.

      (a) Organization. PCC is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

      (b) Authorization. PCC has full power and authority (including full corporate or other entity power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of PCC, enforceable in accordance with its terms and conditions.

      (c) Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) to the knowledge of any director or officer of PCC, violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which PCC is subject or (ii) violate any provision of the charter, bylaws, or other governing documents of PCC or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which PCC is a party or by which it is bound or to which any of its assets is subject. To the knowledge of any of its directors or officers, PCC does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for it to enter into this Agreement and perform its obligations hereunder.

      (d) Legal Compliance. To the knowledge of PCC, it has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges there under) of federal, state, local, and foreign governments (and all agencies thereof) applicable to it, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply.

      (e) Litigation. PCC is not (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) a party or, to the knowledge of any of directors and officers (and employees with responsibility for litigation matters) of PCC, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the directors and officers (and employees with responsibility for litigation matters) of PCC has any reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against PCC or that there is any basis for the foregoing.

      4. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed only by written instrument signed by the parties hereto.

      5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Utah.

      6. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      7. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by PCC or DTG (by operation of law or otherwise) without the prior written consent of the other party hereto, and any attempted assignment without the required consent shall be void.

      8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have executed,  or have caused this
Indemnity   Agreement   to  be   executed   by   their   respective   authorized
representatives, as of the date first written above.

PRECISION CONCRETE CUTTING, INC.                  DATIGEN.COM, INC.



By:/s/ Joseph Ollivier                            By: /s/ Joseph Ollivier
   -----------------------------------------          -------------------
   Joseph Ollivier, President                         Joseph Ollivier, President